GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs International Equity Insights Fund

(the “Fund”)

Supplement dated December 12, 2025 to the

Prospectuses and Statement of Additional Information (“SAI”), each dated April 30, 2025

Upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of the Goldman Sachs Variable Insurance Trust recently approved changes to the Fund’s redemption in-kind policy. The change in the Fund’s redemption in-kind policy will be effective on April 30, 2026 (the “Effective Date”). Accordingly, on the Effective Date, the Fund’s Prospectuses and SAI are revised as follows:

The following replaces in its entirety the fourth paragraph under the “Risks of the Fund—Liquidity Risk” section in the Fund’s Prospectuses:

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. The Fund may need to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.

The sixth bullet under the “Shareholder Guide—What Else Should I Know About Institutional Share Purchases And Redemptions?” and “Shareholder Guide—What Else Should I Know About Service Share Purchases And Redemptions?” sections in the Fund’s Prospectuses is hereby deleted.

The following replaces in its entirety the fifth paragraph under the “Shareholder Guide—What Else Should I Know About Institutional Share Purchases And Redemptions?” and “Shareholder Guide—What Else Should I Know About Institutional Share Purchases And Redemptions?” sections in the Fund’s Prospectuses:

The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings.

The following replaces in its entirety the eighth paragraph of the “Description of Investment Securities and Practices—Investing in Greater China—Investing through Stock Connect.” section in the SAI:

The Fund will not be able to buy or sell Stock Connect Securities when either the Chinese and Hong Kong markets are closed for trading, and the Chinese and/or Hong Kong markets may be closed for trading for extended periods of time because of local holidays. When the Chinese and Hong Kong markets are not both open on the same day, the Fund may be unable to buy or sell a Stock Connect Security at the desired time. Stock Connect trades are settled in Renminbi (RMB), the official Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. In the event that either the Chinese or Hong Kong markets are closed for an extended period of time, the Fund may satisfy its redemptions by (i) distributing proceeds in-kind (instead of cash) (except for the Goldman Sachs International Equity Insights Fund), (ii) accessing a line of credit or overdraft facility, or (iii) borrowing through other sources to meet redemption requests, which may result in additional costs.

The following replaces in its entirety the first paragraph of the “Other Information—Miscellaneous” section in the SAI:

A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Each Fund (except for the Goldman Sachs International Equity Insights Fund), however, reserves the right, in its sole discretion, to pay redemptions by a distribution in-kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the NAV of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in-kind would be valued for this purpose using the same method employed in calculating each Fund’s NAV per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

This Supplement should be retained with your Prospectuses and SAI for future reference.

VITINTPLCYSTK 12-25